UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934
(Amendment No. _________________)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Sec. 240.14a-12

CALVERT SOCIAL INVESTMENT FUND
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1. Title of each class of securities to which transaction applies:
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   1) Amount Previously Paid:

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   2) Form, Schedule or Registration Statement No.:

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   4) Date Filed:

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IMPORTANT INFORMATION REGARDING YOUR INVESTMENT
August __, 2009

[Krumsiek photo]

Dear Shareholder:

I am writing to inform you of a proxy vote by shareholders of the Enhanced Equity Portfolio of Calvert Social Investment Fund. Please take a few minutes to read the enclosed material and to vote on this important issue. The Board of Trustees, including myself, believes this change is in your best interest and that of your Portfolio.

Regardless of the number of units you own, it is important that you take the time to read the enclosed proxy materials, and vote this matter as soon as you can. You may vote in person, by mail, or by telephone. Whichever method you choose, it is very important that you vote and that your voting instructions be received no later than October 9, 2009. If you do not cast your vote in a timely manner, you may be contacted by our proxy solicitation service, Computershare, or by a Calvert employee. All shareholders benefit from the speedy return of proxy votes.

I appreciate the time you will take to review this important matter. If we may be of any assistance or if you have any questions about the proposal, please call us at 800-368-2745. Our hearing-impaired shareholders may call 800-541-1524 for a TDD connection.

Sincerely,

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President and Chief Executive Officer
Calvert Group, Ltd.

CALVERT SOCIAL INVESTMENT FUND
ENHANCED EQUITY PORTFOLIO

4550 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814
1-800-368-2748

Notice of Special Meeting of Shareholders
To be held on October 9, 2009

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Enhanced Equity Portfolio of the Calvert Social Investment Fund will be held on Friday, October 9, 2009, at 9:00 a.m., Eastern Time, in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, as may be adjourned from time to time ("Meeting"), for the purposes listed below:

  To ratify the Investment Advisory Agreement between Calvert Social Investment Fund (on behalf of the Enhanced Equity Portfolio) and Calvert Asset Management Company, Inc.

  To consider and act upon any other business as may properly come before the Meeting.

After careful consideration, the Board of Trustees of Calvert Social Investment Fund approved the proposal referred to above ("Proposal"), and recommends that shareholders vote "FOR" the Proposal.

The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Board of Trustees has fixed the close of business on July 31, 2009 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting. Each share of the Fund is entitled to one vote, with fractional votes for fractional shares.

Regardless of whether you plan to attend the Meeting in person, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. ALL PROPERLY EXECUTED PROXY CARDS MUST BE RECEIVED BY 9:00 A.M., EASTERN TIME, ON OCTOBER 9, 2009. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

By Order of the Board of Trustees

/s/ William M. Tartikoff

William M. Tartikoff
Vice President and Secretary
Calvert Social Investment Fund

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, PLEASE VOTE PROMPTLY.

TABLE OF CONTENTS

Proposal	[__]

Other Business	[__]

Voting Information	[__]

Control Persons and Principal Holders of Securities	[__]

Delivery of Documents to Shareholders Sharing an Address	[__]

Shareholder Reports	[__]

Shareholder Meeting	[__]

Fund Service Providers	[__]

Adjournment	[__]

Exhibit A -- Investment Advisory Agreement	[__]

CALVERT SOCIAL INVESTMENT FUND
ENHANCED EQUITY PORTFOLIO

4550 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814
1-800-368-2748

PROXY STATEMENT
Special Meeting of Shareholders
To be held on October 9, 2009

This proxy statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees of Calvert Social Investment Fund (the "Fund") for use at a Special Meeting of Shareholders of the Enhanced Equity Portfolio to be held on Friday, October 9, 2009, at 9:00 a.m., Eastern Time, in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, as may be adjourned from time to time ("Meeting").

Proxies are being solicited by U.S. mail. You may vote on the internet, by phone, by mail or in person. Your vote is important. Please call 800-368-2745 if you have questions about this proxy solicitation. There will be no costs to shareholders as a result of this proxy solicitation; costs of this proxy solicitation will be borne by Calvert Asset Management Company, Inc.

THE BOARD OF TRUSTEES IS SOLICITING PROXIES FROM SHAREHOLDERS OF THE FUND WITH RESPECT TO THE PROPOSAL SET FORTH IN THE ACCOMPANYING NOTICE. The approximate date on which this proxy statement and form of proxy are being mailed to shareholders is August 31, 2009.

The Board has fixed the close of business on July 31, 2009 as the record date for determining shareholders entitled to receive notice of and to vote at the Meeting.

PROPOSAL

Ratify the Investment Advisory Agreement between Calvert Social Investment Fund and Calvert Asset Management Company, Inc.

I. Discussion

Calvert Asset Management Company, Inc. ("Calvert") serves as the investment advisor to the Enhanced Equity Portfolio (the "Portfolio") pursuant to an investment advisory agreement between Calvert Social Investment Fund and Calvert dated March 1, 1999, which supersedes the original April 1998 investment advisory agreement entered into when the Portfolio was launched (the "Advisory Agreement"). The Board of Trustees, including the Trustees who are not "interested persons" ("Independent Trustees") (as defined under the Investment Company Act of 1940)("1940 Act"), last approved the continuance of the Advisory Agreement on December 2, 2008. The Advisory Agreement was last submitted to shareholders for approval on February 24, 1999.

Calvert, in turn, retained a sub-advisor to handle the day-to-day management of the Portfolio's assets. Accordingly, SSgA Funds Management, Inc. ("SSgA FM") served as the sub-advisor since the Portfolio's inception. SSgA FM is an affiliate of State Street Global Advisors ("SSgA"), which is the investment management division of State Street Bank and Trust Company, also a wholly-owned subsidiary of State Street Corporation. As the Sub-advisor, SSgA FM was responsible for furnishing an investment program for the assets of the Portfolio. Calvert in the role of investment advisor, has been responsible for providing oversight of the sub-advisor.

Pursuant to an SEC Exemptive Order, approved for the Fund by shareholders on February 24, 1999, Calvert and the Calvert Social Investment Fund were given authority to enter into and materially amend an investment sub-advisory agreement without shareholder approval. The rationale for this grant of authority is that an advisor's constant supervision of a sub-advisor permits the proportion of shareholders' assets subject to particular sub-advisor styles to be reallocated in response to changing market conditions or sub-advisor performance, in an attempt to improve a fund's overall performance. In essence, the exemptive order permits the Advisor to select the manager best suited to achieve the Fund's investment. Following such a change to the management of a Portfolio, the Fund will then provide notice to shareholders about the new portfolio manager. 1

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1   To date, there have been no changes to the management of the Portfolio made pursuant to the SEC Exemptive Order.

The matter before shareholders however, is not governed by the SEC Exemptive Order, as it has been determined that it is best to replace the sub-advisor arrangement with hands-on management by the Advisor. Accordingly, in deciding that the Advisor is best suited to achieve the Fund's investment objective, and recognizing the existence of the SEC Exemptive Order, Calvert and the Board of Trustees determined that it is appropriate and in the interest of transparency and full disclosure, to present this change in the day-to-day portfolio manager to shareholders, by way of ratification of the existing Advisory Agreement.

II. Board Action

Board Recommendation. On June 2, 2009, the Board of Trustees of the Fund, including the Independent Trustees, voted to terminate the contract of the Sub-advisor, and approved Calvert assuming the day-to-day portfolio management responsibilities. The Board then also recommended that the Advisory Agreement be submitted to shareholders for ratification.

This change was precipitated by persistent underperformance of the Portfolio against its benchmark and peers, under SSgA FM's management. After careful consideration, Calvert determined that it was best suited to achieve the Fund's investment objective, and this change was recommended in an effort to institute stability to the Portfolio's management.

Following Board approval, Calvert assumed responsibility for the day-to-day management of the Portfolio at the close of business on June 2, 2009.

Board Evaluation. At the meeting held on June 2, 2009, the Board received information from Calvert about on the proposed management change and the rationale and benefits thereof. At this meeting, the Board of Trustees was provided with information concerning the Advisory Agreement and was informed of the standards it should apply in determining whether to approve the management change. The Board of Trustees was provided information with respect to the factors noted below.

The Trustees engaged in a detailed discussion of the materials with representatives from Calvert's management team. The Independent Trustees then met separately with independent counsel for a full review of the materials. The full Board of Trustees then reconvened and approved the management change with the Independent Trustees voting separately.

The following is a discussion of the factors considered by the Board of Trustees:

  Nature, Extent and Quality of Services Provided by Calvert. In considering the nature, extent and quality of services to be provided by Calvert in the day-to-day management of the Portfolio, the Trustees discussed the high quality of services Calvert proposed to provide to the Fund, including Calvert's management style, the integrity, capability and professional experience of Calvert's personnel and its overall resources. The Trustees recognized Calvert's long-standing presence in the investment management arena, and their depth of experience in managing mutual fund assets and in managing comparable strategies. The Trustees also discussed Calvert's compliance track record. The Trustees recognized that Calvert is capable of providing all facilities and services reasonably necessary to analyze, execute and maintain investments that are consistent with the Fund's investment objectives, restrictions and limitations. Based upon their review of the information provided by Calvert, the Trustees were satisfied with the nature, extent and quality of the services to be provided by Calvert to the Portfolio.

  Performance. The Trustees received and considered comparative performance information regarding the performance of Calvert in managing strategies comparable to the Portfolio. Based upon the materials provided, the Trustees determined that Calvert had achieved competitive investment performance relative to the respective benchmarks.

  Costs and Profitability. The Trustees received and considered the investment advisory fees for the Fund. Based upon its review, the Board of Trustees determined that the advisory fee was reasonable and appropriate in light of: (1) the services provided, (2) the management fees and overall expenses ratios of comparable funds, as set out in materials provided by Calvert, and (3) the anticipated profitability of the Fund to Calvert.

  Economies of Scale. The Board of Trustees discussed Calvert's advisory fee and determined that the fee reflects the current market environment and the competitive nature of the mutual fund industry. The Board of Trustees also acknowledged that the advisory fee payable to Calvert will not change, and that the current fee waiver will stay in place.

Information about the Investment Advisor. Calvert Asset Management Company, Inc. (Calvert), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the Fund's investment advisor. Calvert provides the Fund with investment supervision and management and office space, furnishes executive and other personnel to the Fund, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of and employed by Calvert. Calvert has served as an investment advisor to mutual funds since the inception of the first Calvert Fund in 1976. As of July 31, 2009, Calvert was the investment advisor for 58 mutual fund portfolios and had approximately $__ billion in assets under management. Calvert's portfolio managers have been engaged in their professions for, on average, more than 20 years. They offer expertise honed through widely varied market and economic conditions, as well as an approach to investment that is informed by Calvert's industry-leading analysis of corporate performance in key areas such as the environment and corporate governance.

Information is provided below identifying the individual who is employed by the Advisor, and who is primarily responsible for the day-to-day management of the Portfolio (the "Portfolio Manager").

Natalie A. Trunow is the Senior Vice President -- Equities at Calvert, and manages the day-to-day investment of the Enhanced Equity Portfolio.
Name of Portfolio Manager	Title	Business Experience During Last 5 Years	Role on Management Team
Natalie Trunow	Senior Vice President -- Equities

2008 -- Current: Senior Vice President - Equities

2005 -- 2008: Portfolio Manager, Global Public Markets Group, General Motors Asset Management

2001 -- 2005: Portfolio Manager, Global Equities Group, General Motors Asset Management

Ms. Trunow has 20 years of experience in the securities industry.

Portfolio Manager

Calvert currently serves as the portfolio manager to the following mutual fund with investment objectives similar to that of the Portfolio subject to this Proxy Statement:

Calvert Fund	Assets Under Management (as of 7/31/09)	Annual Management Fees
Calvert Large Cap Value Fund	[$_______]	0.65% of average daily net assets*

*Calvert has agreed to contractually limit direct net annual fund operating expenses of the Calvert Large Cap Value Fund, under the applicable investment advisory agreement.

Calvert's directors and principal executive officers are as follows:

Name and Business Address	Principal Occupation

Barbara Krumsiek	Director and Chair, President and Chief Executive Officer
Robert-John H. Sands	Director
Joann Martin	Director
Salene Hitchcock-Gear	Director
Ronald M. Wolfsheimer	Senior Vice President, Chief Financial and Administrative Officer
William M. Tartikoff	Senior Vice President, Secretary and General Counsel
Natalie Trunow	Senior Vice President -- Equities
Catherine Roy	Senior Vice President and Chief Investment Officer, Fixed Income
Bennett Freeman	Senior Vice President
David R. Rochat	Senior Vice President and Portfolio Manager
John Nichols	Vice President
Robert Enderson	Vice President
Gregory Habeeb	Senior Vice President and Portfolio Manager
Thomas Dailey	Vice President and Portfolio Manager
Hui Ping Ho	Assistant Treasurer
Susan Walker Bender	Assistant Vice President, Assistant Secretary and Associate General Counsel
Ivy Wafford Duke	Assistant Vice President, Assistant Secretary, Deputy General Counsel and Chief Compliance Officer (Advisor and Distributor)
Lancelot King	Assistant Vice President, Assistant Secretary and Associate General Counsel
Jane Maxwell	Assistant Vice President, Assistant General Counsel and Assistant Secretary
Andrew Niebler	Assistant Vice President, Associate General Counsel and Assistant Secretary
Augusto Macedo	Assistant Secretary

The business address for Calvert, and for each of the directors and principal executive officers of Calvert listed above, is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814.

Calvert is indirectly wholly-owned by UNIFI. UNIFI is the parent company, which owns AHC. AHC, in turn, owns Acacia Life Insurance Company, which owns Calvert Group, Ltd. Calvert is wholly-owned by Calvert Group, Ltd. Calvert Group, Ltd.'s and Calvert's principal place of business is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814. Acacia Life Insurance Company's principal place of business is 7315 Wisconsin Avenue, Bethesda, Maryland, 20814, and both AHC and UNIFI's principal place of business is 5900 "O" Street, Lincoln, Nebraska 68510.

Description of the Advisory Agreement. The Advisory Agreement is attached hereto as Exhibit A. The general terms of the Advisory Agreement between Calvert and the Fund include:

  The services to be provided to the Fund. Investment advisory services (manage Portfolio assets and place orders for securities trades), financial, accounting, and administrative services; reports to Fund; reports and other communications to shareholders; provisions regarding Fund personnel; and personnel, office space, and facilities.

  General obligations of Calvert. Manage the Portfolio in accordance with Portfolio guidelines and restrictions, under the direction of the Board.

  Expenses of the Portfolio. Calvert will pay all salaries, expenses, and fees of the officers and directors of the Fund who are affiliated with the Advisor.

  Liability issues. Calvert is not liable for its actions except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties on behalf of the Fund or from reckless disregard of its duties.

  Continuation of the Agreement. The Advisory Agreement provides for automatic termination unless its continuance is approved at least annually by (i) a majority of the Board, including those who are not parties to the Agreement or interested persons, within the meaning of the Investment Company Act of 1940 (the "1940 Act"), of any such party ("Independent Trustees"), or (ii) the holders of a majority of the outstanding shares of the Fund. The Advisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, Calvert, or the holders of a majority of the outstanding shares of the Fund, upon 60 days' prior written notice.

Currently, the Advisory Agreement will continue until January 1, 2010 unless terminated earlier, and provided that at least annually thereafter its continuance is approved.

  Compensation. The Fund will continue to pay Calvert the same advisory fee; however, Calvert has committed to continue the 0.10% waiver (which previously had been tied to the management of the Portfolio by the former sub-advisor). Thus, Calvert receives an advisory fee of 0.60%,2 of which 0.10% is waived. The former sub-advisor implemented a fee waiver in March 2002, and Calvert in turn, agreed to waive the same portion of its advisory fee contingent upon SSgA FM's continued management of the Portfolio. 3 With the termination of the Sub-advisor and Calvert's assuming responsibility for the day-to-day management of the Portfolio, Calvert has voluntarily agreed to continue to waive 0.10%; however, it reserves the right to cease this waiver at any time.

For the fiscal year ended September 30, 2008, Calvert received an aggregate of $575,102 in advisory fees for the Portfolio.

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2 The advisory fee decreases to 0.55% of the daily net assets of the Portfolio for assets over $500 million. As of July 31, 2009, the Portfolio had [$______] in assets.
3 As the (former) Sub-advisor to the Portfolio, SSgA FM received a sub-advisory fee, paid by the Advisor, of 0.25% of the average daily net assets of the Portfolio, after the waiver.

Required Shareholder Vote. Ratification of the Advisory Agreement requires the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund. [In the event that the Proposal is not approved by the Fund's shareholders, the Board of Trustees will consider what other action is necessary, appropriate, and in the best interests of the Fund and its shareholders under the circumstances.]

Recommendation. The Board of Trustees of the Fund has unanimously voted to approve the termination of the Sub-advisor and to have Calvert assume responsibility as the day-to-day portfolio manager. Accordingly, the Board recommended that the Advisory Agreement be submitted to shareholders for ratification. THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL.

OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

VOTING INFORMATION

The Fund is soliciting proxies by U.S. mail. Additional solicitations may be made by telephone, computer communications, facsimile, or other such means, or by personal contact by officers or employees of the Fund, who will receive no additional compensation for doing so, or by Computershare, a firm which may be retained, if necessary, to assist in the solicitation of voting instructions and in the distribution and tabulation of proxies. The Fund will forward to record owners proxy materials for any beneficial owners that such record owners may represent.

Costs of this Solicitation. The costs of this proxy solicitation will be borne by Calvert Asset Management Company, Inc. These expenses are estimated to cost approximately [$_______.]

Record Date. Shareholders of record at the close of business on July 31, 2009 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote, with an appropriate fraction of a vote for a fraction of a share.

As of the Record Date, as shown on the books of the Fund, there were issued and outstanding [________] shares of the Portfolio.

Quorum. The presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund is required to constitute a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting.

Abstentions and Broker Non-Votes. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to the Proposal. A broker non-vote is when a broker holds the shares and the actual owner does not vote and the broker holding the shares does not have the authority to vote the shares. This means that abstentions and broker non-votes effectively will be votes against adjournment and/or against the Proposal.

Adjournment. In the event that a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of the proposal. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment.

Method of Voting. In addition to voting in person at the Meeting, shareholders may also vote via the internet at www.proxy-direct.com, via telephone by calling 1-866-241-6192 or by marking, signing, dating and mailing the proxy card received with this Proxy Statement. Timely, properly executed proxies will be voted as instructed by shareholders, and will be voted "FOR" the Proposal if the proxy contains no voting instructions.

Revocation. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Fund prior to the Meeting; by submitting a properly-executed proxy bearing a later date prior to the Meeting; or by attending and voting in person at the Meeting and giving oral notice of revocation to the Chair of the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

Vote Required. To approve the Proposal, the affirmative vote of a "majority of the outstanding voting securities," as defined in the 1940 Act, as amended, of shareholders who are eligible to vote on the proposal is required. This means that the proposal must be approved by the lesser of: (i) 67% of the shares of the Fund present at a meeting of shareholders if the owners of more than 50% of those shares then outstanding are present in person or by proxy; or (ii) more than 50% of outstanding shares.

CONTROL PERSONS

As of July 31, 2009, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Portfolio.

As of July 31, 2009, the following entity owned of record or beneficially 5% or more of the voting securities of the Portfolio:

Name and Address	Shares Owned	% Owned

Ameritas Life Insurance Corp.	[_____]	____% of Class A
Lincoln, NE
Charles Schwab & Co., Inc.	[_____]	____% of Class A
Reinvest Account
San Francisco, CA
MLPF&S	[_____]	____% of Class A
For the Sole Benefit of its Customers
Jacksonville, FL
MLPF&S	[_____]	____% of Class B
For the Sole Benefit of its Customers
Jacksonville, FL
MLPF&S	[_____]	____% of Class C
For the Sole Benefit of its Customers
Jacksonville, FL
NFS LLC	[_____]	____% of Class C
NCCF General Trust
Bethesda, MD
Calvert Distributors, Inc.	[_____]	____% of Class I
Moderate Allocation Fund
Bethesda, MD
Calvert Distributors, Inc.	[_____]	____% of Class I
Aggressive Allocation Fund
Bethesda, MD
Calvert Distributors, Inc.	[_____]	____% of Class I
Conservative Allocation Fund
Bethesda, MD

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

Only one proxy statement is being delivered to multiple shareholders sharing an address unless the Fund has received contrary instructions. Upon written or oral request, a separate copy of the proxy statement will be delivered to shareholders at a shared address, to which a single copy of the documents was delivered. If you wish to receive a separate proxy statement, or wish to request a single copy of proxy statements in the future (if you are receiving multiple copies), contact the Fund as directed below under "Shareholder Reports."

SHAREHOLDER REPORTS

Copies of the Fund's most recent Annual and Semi-Annual Reports, including financial statements, have previously been delivered to shareholders. Shareholders may request copies of these reports, without charge, by writing to the transfer agent, Boston Financial Data Services, Inc., 330 West 9th Street, Kansas City, Missouri 64105, by calling toll-free 1-800-368-2745 or by downloading them from Calvert's website at www.calvert.com.

SHAREHOLDER MEETINGS

The Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund, 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

FUND SERVICE PROVIDERS

Investment Advisor
Calvert Asset Management Company, Inc.
4550 Montgomery Avenue, Suite 1000N
Bethesda, MD 20814

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue, Suite 1000N
Bethesda, MD 20814

Administrator
Calvert Administrative Services Company, Inc.
4550 Montgomery Avenue, Suite 1000N
Bethesda, MD 20814

ADJOURNMENT

In the event that sufficient votes in favor of the proposal set forth in the Notice of Special Meeting are not received by the time scheduled, Barbara J. Krumsiek or William M. Tartikoff, Esq. may move to permit further solicitation of proxies with respect to any such proposal. Ms. Krumsiek and Mr. Tartikoff will vote in favor of such further solicitation on behalf of those shares that they are entitled to vote which have voted in favor of such proposal. They will vote against any such further solicitation on behalf of those proxies that have voted against any such proposal.

TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

EXHIBIT A

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT, made this 1st day of March, 1999, by and between CALVERT ASSET MANAGEMENT COMPANY, INC., a Delaware corporation (the "Advisor"), and CALVERT SOCIAL INVESTMENT FUND, a Massachusetts business trust created pursuant to a Declaration of Trust filed with the Secretary of State of the Commonwealth of Massachusetts (the "Trust"), both having their principal place of business at 4550 Montgomery Avenue, Bethesda, Maryland.

WHEREAS, the Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), for the purpose of investing and reinvesting its assets in securities, as set forth in its Declaration of Trust, its By-laws and its registration statements under the 1940 Act and the Securities Act of 1933 as amended (the "1933 Act"); and the Trust, offering separate series ("Fund(s)"), desires to avail itself of the services, information, advice, assistance and facilities of an investment advisor and to have an investment advisor perform for it various investment advisory, research services, and other management services; and

WHEREAS, the Advisor is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and is engaged in the business of rendering management and investment advisory services to investment companies and desires to provide such services to the Trust;

NOW, THEREFORE in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1. Employment of the Advisor. The Trust hereby employs the Advisor to manage the investment and reinvestment of the Trust assets, subject to the control and direction of the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Advisor hereby accepts such employment and agrees during such period to render the services and assume the obligations in return for the compensation provided herein. The Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

2. Obligations of and Services to be Provided by the Advisor. The Advisor undertakes to provide the following services and to assume the following obligations:

a. The Advisor shall manage the investment and reinvestment of each Fund's assets, subject to and in accordance with the investment objectives and policies of the Fund, and the social investment screening criteria, as stated in the registration statement, and any directions which the Trust's Board of Trustees may issue from time to time. In pursuance of the foregoing, the Advisor shall make all determinations with respect to the investment of each Fund's assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary to implement the same. Such determination and services shall also include determining the manner in which voting rights, rights to consent to corporate action, any other rights pertaining to a Fund's portfolio securities shall be exercised. The Advisor shall render regular reports to the Trust's Board of Trustees concerning each Fund's investment activities.

b. The Advisor shall, in the name of the Trust and on behalf of each Fund, place orders for the execution of the Fund's portfolio transactions in accordance with the policies with respect thereto set forth in the Trust's current registration statement under the 1940 Act and the 1933 Act. In connection with the placement of orders for the execution of each Fund's portfolio transactions, the Advisor shall create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission (the "SEC"), the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Advisor for the periods and the places required by Rule 31a-2 under the 1940 Act.

c. The Advisor shall bear its expenses of providing services to the Trust and each Fund pursuant to this Agreement except such expenses as are undertaken by the Trust or the Fund. In addition, the Advisor shall pay the salaries and fees of all Trustees and executive officers who are employees of the Advisor or its affiliates ("Advisor Employees").

d. In providing the services and assuming the obligations set forth herein, the Advisor may, at its own expense, employ one or more Subadvisors, as approved by the Board of Trustees.

e. The Advisor is responsible for screening investments to determine that they meet the Fund's social investment screening criteria, as may be amended from time to time with the approval of the Board.

3. Expenses of each Fund. Each Fund shall pay all expenses other than those expressly assumed by the Advisor. Expenses payable by the Fund shall include, but are not limited to:
      Fees to the Advisor as provided herein;
      Legal and audit expenses;
      Fees and expenses related to the registration and qualification of the Trust and its shares for distribution under federal and state securities laws;
      Expenses of the administrative services agent, transfer agent, registrar, custodian, dividend disbursing agent and shareholder servicing agent;
      Any telephone charges associated with shareholder servicing or the maintenance of the Funds or Trust;
      Salaries, fees and expenses of Trustees and executive officers of the Trust, other than Advisor Employees;
      Taxes and corporate fees levied against the Trust;
      Brokerage commissions and other expenses associated with the purchase and sale of portfolio securities for the Trust;
      Expenses, including interest, of borrowing money;
      Expenses incidental to meetings of the Trust's shareholders and the maintenance of the Trust's organizational existence;
      Expenses of printing stock certificates representing shares of the Trust and expenses of preparing, printing and mailing notices, proxy material, reports to regulatory bodies and reports to shareholders of the Trust;
      Expenses of preparing and typesetting of prospectuses of the Trust;
      Expenses of printing and distributing prospectuses to shareholders of the Trust;
      Association membership dues;
      Insurance premiums for fidelity and other coverage;
      Distribution Plan expenses, as permitted by Rule 12b-1 under the 1940 Act and as approved by the Board; and
      Such other legitimate Trust expenses as the Board of Trustees may from time to time determine are properly chargeable to the Trust.

4. Compensation of Advisor.

    As compensation for the services rendered and obligations assumed hereunder by the Advisor, the Trust shall pay to the Advisor within ten (10) days after the last day of each calendar month a fee equal on an annualized basis as shown on Schedule A. Any amendment to the Schedule pertaining to any new or existing Fund shall not be deemed to affect the interest of any other Fund and shall not require the approval of the shareholders of any other Fund.

    Such fee shall be computed and accrued daily. Upon termination of this Agreement before the end of any calendar month, the fee for such period shall be prorated. For purposes of calculating the Advisor's fee, the daily value of a Fund's net assets shall be computed by the same method as the Fund uses to compute the value of its net assets in connection with the determination of the net asset value of its shares.

    The Advisor reserves the right (i) to waive all or part of its fee and assume expenses of a Fund and (ii) to make payments to brokers and dealers in consideration of their promotional or administrative services.

5. Activities of the Advisor. The services of the Advisor to the Trust and each Fund hereunder are not to be deemed exclusive, and the Advisor shall be free to render similar services to others. It is understood that Trustees and officers of the Trust are or may become interested in the Advisor as stockholders, officers, or otherwise , and that stockholders and officers of the Advisor are or may become similarly interested in the Trust, and that the Advisor may become interested in the Trust as shareholder or otherwise.

6. Use of Names.

    The Trust or any Fund shall not use the name of the Advisor in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Advisor; provided, however, that the Advisor shall approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC; and, provided, further, that in no event shall such approval be unreasonably withheld. The Advisor shall not use the name of the Trust or any Fund in any material relating to the Advisor in any manner not approved prior thereto by the Trust; provided, however, that the Trust shall approve all uses of its name which merely refer in accurate terms to the appointment of the Advisor hereunder or which are required by the SEC; and, provide, further, that in no event shall such approval be unreasonably withheld.

    The Trustees of the Trust acknowledge that, in consideration of the Advisor's assumption of certain expenses of formation of the Trust, the Advisor has reserved for itself the rights to the name "Calvert Social Investment Fund" (or any similar name) and that use by the Trust of such name shall continue only with the continuing consent of the Advisor, which consent may be withdrawn at any time, effective immediately, upon written notice thereof to the Trust.

7. Liability of the Advisor. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

8. Force Majeure. The Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

9. Renewal, Termination and Amendment. This Agreement shall continue in effect with respect to each Fund, unless sooner terminated as hereinafter provided, through December 31, 1999, and indefinitely thereafter if its continuance shall be specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of a Fund or by vote of a majority of the Trust's Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of the Advisor, cast in person at a meeting called for the purpose of voting on such approval, or as allowed by law. This Agreement may be terminated at any time with respect to a Fund, without payment of any penalty, by the Trust's Board of Trustees or by vote of the majority of the outstanding voting securities of the Fund upon 60 days' prior written notice to the Advisor and by the Advisor upon 60 days' prior written notice to the Trust. This Agreement may be amended with respect to a Fund at any time by the parties, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Fund's outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment. The terms "assignment", "interested person", and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11. Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Maryland. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

Calvert Social Investment Fund
By: /s/ Ronald M. Wolfsheimer
Title: Treasurer

Calvert Asset Management Company, Inc.
By: /s/ Reno Martini
Title: Senior Vice President

Investment Advisory Agreement
Calvert Asset Management Company, Inc.
Calvert Social Investment Fund

SCHEDULE A

As compensation pursuant to Section 4 of the Investment Advisory Agreement between Calvert Asset Management Company, Inc. (the "Advisor") and Calvert Social Investment Fund ("CSIF") dated March 1, 1999, with respect to each CSIF Portfolio and Fund, the Advisor is entitled to receive from each Portfolio or Fund an annual advisory fee (the "Fee") as shown below. The Fee shall be computed daily and payable monthly, based on the average daily net assets of the appropriate Portfolio or Fund.

[omission of other CSIF Portfolios]

Enhanced Equity	0.60% on the first $500 million 0.55% over $500 million

ADDENDUM TO
INVESTMENT ADVISORY AGREEMENT

CALVERT SOCIAL INVESTMENT FUND
Enhanced Equity Portfolio

Calvert Asset Management Company, Inc., as the investment advisor to the Calvert Social Investment Fund, hereby agrees to waive 0.10% of its annual ~~sub~~advisory fee, as computed daily and payable monthly, based on the average daily net assets of the Enhanced Equity Portfolio series of Calvert Social Investment Fund.

Date: March 8, 2002

Attest: By: /s/ Ivy Duke	CALVERT ASSET MANAGEMENT COMPANY, INC. By: /s/ Reno Martini Reno Martini, Senior Vice-President

NOTE: This waiver is voluntary on the part of the investment advisor, and is contingent upon the continued service of SSgA Funds Management, Inc. as the subadvisor to the Enhanced Equity Portfolio for an annual fee of 25 basis points.

Thank You For Voting Promptly!


CALVERT SOCIAL INVESTMENT FUND
ENHANCED EQUITY PORTFOLIO

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
1-800-368-2748

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
October 9, 2009

The undersigned hereby appoints Barbara J. Krumsiek and William M. Tartikoff, and any one of them, attorney and proxy with full power of substitution to vote and act with respect to all shares of the Enhanced Equity Portfolio of Calvert Social Investment Fund (the "Fund"), held by the undersigned at the Special Meeting of Shareholders of the Fund to be held on Friday, October 9, 2009, at 9:00 a.m., Eastern Time, at 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, as may be adjourned from time to time ("Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF CALVERT SOCIAL INVESTMENT FUND THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL:

  To ratify the Investment Advisory Agreement between Calvert Social Investment Fund and Calvert Asset Management Company, Inc.

             For     ☐              Against     ☐              Abstain     ☐

This proxy will be voted as specified. IF NO SPECIFICATIONS ARE MADE FOR THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Date _________________

Please date and sign exactly as the name or names appear on this proxy. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

--------------------------- Signature	-------------------------- Signature (if jointly held)

--------------------------- Title (if applicable)	-------------------------- Title (if applicable)

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.